UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2011.

Conforce International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34203	68-6077093
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51A Caldari Road, 2nd Floor, Concord, Ontario L4K 4G3 Canada
(Address of principal executive offices)(Zip Code)

(416) 234-0266
(Registrant’s telephone number, including area code)

________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

As of February 25, 2011 Conforce International, Inc. (“Conforce” or the “Company”) raised 6,228,866 USD from the issuance of 22,245,950 common shares, with restrictive legend, of the Company’s Common Stock. The offering was priced on December 9, 2010 at $0.28 per share.  The Company relied on the Private Offering Exemption – Section 4(2) of the Securities Act and the Accredited Investor Exemption – Section 4(6) of the Securities Act as each investor satisfied the definition of an “Accredited Investor” and acquired the shares for investment purposes only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conforce International, Inc.
Dated: February 25, 2011	By:	/s/ Marino Kulas
Marino Kulas
Title: Chairman & CEO